Divestitures and Discontinued Operations	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
Divestitures and Discontinued Operations

During the second quarter of 2015, we sold certain assets associated with our gaming industry check warranty business, resulting in a pre-tax gain of $139.4 million, which is included in Other income (expense), net. The sale did not meet the standard necessary to be reported as discontinued operations; therefore, the gain and related prior period earnings remain reported within earnings from continuing operations.

As described below, certain operations are reported as discontinued in the Consolidated Statements of Earnings for the years ended December 31, 2015, 2014 and 2013. The revenues and earnings (losses) of the businesses included in discontinued operations for the periods presented were as follows:

Revenues	2015	2014	2013
eCas business line	$—	$3.0	$7.3

Earnings (loss) from discontinued operations net of tax:	2015	2014	2013
eCas business line	$(3.9)	$(5.1)	$1.2
ClearPar	—	—	16.7
Healthcare Benefit Solutions Business	—	—	0.1
Participacoes operations	(3.4)	(6.3)	(14.9)
Total discontinued operations	$(7.3)	$(11.4)	$3.1

China eCas Business Line

During the second quarter of 2014, the Company committed to a plan to sell our business operation that provides eCas core banking software solutions to small financial institutions in China because it did not align with our strategic plans. We entered into a purchase agreement in January 2015 to sell this business and the transaction closed during the second quarter of 2015.

Healthcare Benefit Solutions Business

On June 25, 2012, we entered into a definitive agreement to sell our Healthcare Benefit Solutions Business ("Healthcare Business") because its operations did not align with our strategic plans. The all-cash transaction closed on August 15, 2012 and we received cash proceeds of $332.2 million. We recorded a pre-tax gain of $22.0 million and tax expense on the sale of $78.3 million, which resulted from the allocation of goodwill with minimal tax basis.

Brazil Item Processing and Remittance Services Operations

During the third quarter of 2010, the Company decided to pursue strategic alternatives for Fidelity National Participacoes Ltda. (“Participacoes”). Participacoes' processing volume was transitioned to other vendors or back to its clients during the second quarter of 2011. Participacoes had charges associated with shut-down activities of $5.2 million, $10.1 million and $23.1 million during the years ended December 31, 2015, 2014 and 2013, respectively. The shut-down activities involved the transfer and termination of approximately 2,600 employees, which was completed in 2011. Former employees generally had up to two years from the date of terminations, extended through April 2013, to file labor claims and a number of them did file labor claims. As of December 31, 2015, there were approximately 550 active claims remaining. Consequently, we have continued exposure on these active claims, which were not transferred with other assets and liabilities in the disposal. Our accrued liability for active labor claims, net of $9.4 million in court ordered deposits, is $9.7 million as of December 31, 2015. Any changes in the estimated liability related to these labor claims will be recorded as discontinued operations.

In 2004, Proservvi Empreendimentos e Servicios, Ltda., the predecessor to Fidelity National Servicos de Tratamento de Documentos e Informatica Ltda. (“Servicos”), a subsidiary of Participacoes, acquired certain assets and employees and leased certain facilities from the Transpev Group (“Transpev”) in Brazil. Transpev’s remaining assets were later acquired by Prosegur, an unrelated third party. When Transpev discontinued its operations after the asset sale to Prosegur, it had unpaid federal taxes and social contributions owing to the Brazilian tax authorities. The Brazilian tax authorities brought a claim against Transpev and beginning in 2012 brought claims against Prosegur and Servicos on the grounds that Prosegur and Servicos were successors in interest to Transpev. To date, the Brazilian tax authorities filed five claims against Servicos asserting potential tax liabilities of approximately $5.8 million. There are potentially 31 additional claims against Transpev/Prosegur for which Servicos is named as a co-defendant or may be named, but for which Servicos has not yet been served. These additional claims amount to approximately $58.1 million making the total potential exposure for all 36 claims approximately $63.9 million. We do not believe a liability for these 36 total claims is probable or reasonably estimable and, therefore, have not recorded a liability for any of these claims.

ClearPar

On January 1, 2010, FIS sold certain assets and liabilities constituting our ClearPar automated syndicated loan trade settlement business. Terms of the sale included an initial cash payment of $71.5 million at closing, with the potential for an additional contingent earn-out payment calculated as a function of the business' 2012 operating results. In May 2013, we recorded in discontinued operations a gain of $26.8 million ($16.7 million, net of tax) upon final determination and receipt of the earn-out payment.